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                                                                    Exhibit 10.2

    LIST OF CONTENTS OF EXHIBITS, ANNEXES AND SCHEDULES TO THE WORLD MINERALS
                                CREDIT AGREEMENT

         EXHIBITS                           DESCRIPTION
         --------                           -----------
         EXHIBIT A                  -       Form of Alleghany Subordination Agreement
         EXHIBIT B                  -       Form of Assignment and Acceptance
         EXHIBIT C                  -       Form of US Borrower Pledge Agreement
         EXHIBIT D                  -       Form of Holdings Pledge Agreement
         EXHIBIT E                  -       Form of Subsidiary Guaranty Agreement
         EXHIBIT F                  -       Form of Subsidiary Pledge Agreement
         EXHIBIT G                  -       Form of Notice of Borrowing
         EXHIBIT H                  -       Form of Designated Subsidiary Joinder Agreement

         ANNEXES                            DESCRIPTION

         ANNEX I                    -       The Banks
         ANNEX II                   -       Financing Documents
         ANNEX III                          Funding Offices and Times; Payment Offices and Times

         SCHEDULES                          DESCRIPTION

         Schedule 1.1               -       Designated Subsidiary Borrowers
         Schedule 4.4(a)            -       Financial Statements
         Schedule 4.4(b)            -       Certain Obligations
         Schedule 4.6               -       Litigation
         Schedule 4.8               -       Employee Benefit Plans
         Schedule 4.10              -       Intellectual Property
         Schedule 4.11              -       Business
         Schedule 4.20              -       Owners of Capital Stock
         Schedule 5.1                       Foreign Subsidiaries to be Subject to Foreign Pledges at Closing
         Schedule 7.2               -       Liens
         Schedule 7.15              -       Restrictive Agreements